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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2001

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                        33-55860/
                                        ---------
DELAWARE                                333-57357            13-3692801
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
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)          NUMBER)              IDENTIFICATION NUMBER)
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
390 GREENWICH STREET, NEW YORK, NEW YORK                                10013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)
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REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654
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Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.
Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.
Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.
Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.
Item 5.           Other Events.

                  DOCUMENTS INCORPORATED BY REFERENCE.

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) and the unaudited interim financial statements and accompanying discussion of Ambac Financial Group, Inc. as of June 30, 2001, and for the periods ending June 30, 2001 and June 30, 2000 contained in the press release issued on July 18, 2001, included in the Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on July 23, 2001), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and
                  (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series S&P 2001-19, and shall be deemed to be part hereof and thereof.

Item 6.  Resignations of Registrant's Directors.

                  NOT APPLICABLE.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.
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                  (c)  EXHIBITS.

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Item 601(a) of Regulation S-K Exhibit No. (EX-23)      Description
-------------------------------------------------      -----------
                                                       Consent of KPMG LLP,
                                                       independent certified
                                                       public accountants of
                                                       Ambac Assurance
                                                       Corporation and
                                                       subsidiaries in
                                                       connection with TIERS(R)
                                                       Principal-Protected Asset
                                                       Backed Certificates Trust
                                                       Series S&P 2001-19
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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated July 23, 2001
                                             STRUCTURED PRODUCTS CORP.


                                             By:    /s/ Matthew R. Mayers
                                             Name:  Matthew R. Mayers
                                             Title: Authorized Signatory
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EXHIBIT INDEX

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
                                                                                     Paper (P) or
Exhibit No.              Description                                                 Electronic (E)
-----------              -----------                                                 --------------
(EX-23)                  Consent of KPMG LLP, independent certified public
                         accountants of Ambac Assurance Corporation and                    E
                         subsidiaries in connection with TIERS(R)
                         Principal-Protected Asset Backed Certificates Trust
                         Series S&P 2001-19
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